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                                    FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                              --------------------


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of report (Date of earliest event reported): February 16, 2000




                          CHARTER COMMUNICATIONS, INC.
                          ----------------------------
             (Exact name of registrant as specified in its charter)


                                    Delaware
                                    --------
         (State or Other Jurisdiction of Incorporation or Organization)



            000-27927                                     43-1857213
            ---------                                     ----------
     Commission File Number                            (Federal Employer
                                                     Identification Number)


12444 Powerscourt Drive - Suite 400
St. Louis, Missouri                                           63131
-----------------------------------                           -----
(Address of Principal Executive Offices)                      (Zip Code)

(Registrant's telephone number, including area code)          (314) 965-0555



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ITEM 5. OTHER ITEMS.

         On February 16, 2000, Charter Communications, Inc. announced 1999 fourth quarter financial results. A copy of the press release is being filed as
Exhibit 99.1 with this report.




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ITEM 7. EXHIBITS.

          99.1     Press release dated February 16, 2000.*

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*filed herewith


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, Charter Communications, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                              CHARTER COMMUNICATIONS, INC.,
                              registrant




Dated February 22, 2000       By:    /s/ KENT D. KALKWARF
                                     ------------------------------------------
                                     Name:      Kent D. Kalkwarf
                                     Title:     Senior Vice President and Chief
                                                Financial Officer (Principal
                                                Financial Officer and Principal
                                                Accounting Officer)



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                                  EXHIBIT INDEX
                                  -------------

99.1     Press release dated February 16, 2000.